Exhibit 99.1

Monthly Volume Summary: August 2010 (unaudited & subject to change) (dollars in millions)

TABLE 1 - TOTAL MORTGAGE PORTFOLIO [1,2]									August 2010 Highlights:

Purchases and Issuances	Sales and Other Activity [3]	Liquidations	Net Increase/ (Decrease)	Ending Balance	Annualized Growth Rate	Annualized Liquidation Rate	> The total mortgage portfolio decreased at an annualized rate of 5.2% in August.

>  Single-family refinance-loan purchase and guarantee volume was $21.2 billion in August, reflecting
     73% of total mortgage portfolio purchases and issuances.

>  Total number of loan modifications were 9,976 in August 2010 and 114,568 for the eight months ended
     August 31, 2010.

>  The aggregate unpaid principal balance (UPB) of our mortgage-related investments portfolio decreased by approximately $10.3 billion.

>  Total guaranteed PCs and Structured Securities issued decreased at an annualized rate of 5.4% in August.

>  Our single-family delinquency rate decreased to 3.83% in August. Our multifamily delinquency rate increased to 0.32% in August.

>  The measure of our exposure to changes in portfolio market value (PMVS-L) averaged $57 million in
     August. Duration gap averaged 0 months. See Endnote 15 for further information.

>  On September 6, 2008, the Director of the Federal Housing Finance Agency (FHFA) appointed FHFA
									as Conservator of Freddie Mac.

Aug 2009	$47,886	$—	($40,948)	$6,938	$2,241,267	3.7%	22.0%
Sep	32,926	(250)	(31,241)	1,435	2,242,702	0.8%	16.7%
Oct	32,181	(2,125)	(28,838)	1,218	2,243,920	0.7%	15.4%
Nov	27,975	—	(32,087)	(4,112)	2,239,808	(2.2%)	17.2%
Dec	44,039	(15)	(33,293)	10,731	2,250,539	5.7%	17.8%

Full-Year 2009	548,368	(35,099)	(470,206)	43,063	2,250,539	2.0%	21.3%

Jan 2010	36,583	—	(39,729)	(3,146)	2,247,393	(1.7%)	21.2%
Feb	29,215	(1,110)	(32,918)	(4,813)	2,242,580	(2.6%)	17.6%
Mar [4]	31,044	(18,890)	(29,080)	(16,926)	2,225,654	(9.1%)	15.6%
Apr [4]	26,109	15,049	(35,667)	5,491	2,231,145	3.0%	19.2%
May	25,151	365	(33,045)	(7,529)	2,223,616	(4.0%)	17.8%
Jun	30,916	(250)	(32,408)	(1,742)	2,221,874	(0.9%)	17.5%
Jul	28,368	(500)	(35,028)	(7,160)	2,214,714	(3.9%)	18.9%
Aug	29,129	(231)	(38,466)	(9,568)	2,205,146	(5.2%)	20.8%

YTD 2010	$236,515	($5,567)	($276,341)	($45,393)	$2,205,146	(3.0%)	18.4%

TABLE 2 - MORTGAGE-RELATED INVESTMENTS PORTFOLIO [1]										TABLE 3 - MORTGAGE-RELATED INVESTMENTS PORTFOLIO COMPONENTS [1]

							Mortgage	Mortgage	Net Purchase		PCs and	Non-Freddie Mac Mortgage-
		Sales, net of		Ending	Annualized	Annualized	Purchase	Sale	(Sale)		Structured	Related Securities		Mortgage	Ending

	Purchases [5]	Other Activity	Liquidations	Balance	Growth Rate	Liquidation Rate	Agreements [6]	Agreements [7]	Agreements [8]		Securities	Agency	Non-Agency	Loans	Balance

Aug 2009	$9,488	($15,945)	($13,190)	$779,409	(29.5%)	19.8%	$32,529	($20,401)	$12,128	Aug 2009	$396,217	$69,505	$182,489	$131,198	$779,409
Sep	18,844	(3,289)	(10,793)	784,171	7.3%	16.6%	15,178	(10,552)	4,626	Sep	403,490	68,050	180,752	131,879	784,171
Oct	9,188	(12,908)	(10,399)	770,052	(21.6%)	15.9%	9,106	(7,444)	1,662	Oct	389,928	69,056	179,065	132,003	770,052
Nov	3,489	(979)	(10,810)	761,752	(12.9%)	16.8%	8,466	(8,088)	378	Nov	382,751	67,497	177,334	134,170	761,752
Dec	5,954	(1,429)	(11,005)	755,272	(10.2%)	17.3%	9,273	(6,655)	2,618	Dec	374,615	66,171	175,670	138,816	755,272

Full-Year 2009	255,343	(154,242)	(150,591)	755,272	(6.1%)	18.7%	428,089	(342,617)	85,472	Full-Year 2009	374,615	66,171	175,670	138,816	755,272

Jan 2010	2,113	(1,737)	(11,940)	743,708	(18.4%)	19.0%	5,651	(5,413)	238	Jan 2010	366,920	64,444	173,984	138,360	743,708
Feb	466	(1,347)	(10,578)	732,249	(18.5%)	17.1%	5,049	(7,046)	(1,997)	Feb	360,872	63,032	172,749	135,596	732,249
Mar	39,291	(5,688)	(12,531)	753,321	34.5%	20.5%	6,231	(11,093)	(4,862)	Mar	333,641	61,643	171,383	186,654	753,321
Apr	24,935	(5,402)	(15,588)	757,266	6.3%	24.8%	5,393	(7,540)	(2,147)	Apr	322,165	57,360	169,726	208,015	757,266
May	7,736	(2,885)	(14,013)	748,104	(14.5%)	22.2%	6,462	(6,782)	(320)	May	312,689	54,554	168,118	212,743	748,104
Jun	9,454	(3,273)	(14,776)	739,509	(13.8%)	23.7%	14,350	(14,053)	297	Jun	304,969	51,343	166,599	216,598	739,509
Jul	11,894	(11,131)	(14,336)	725,936	(22.0%)	23.3%	12,369	(15,103)	(2,734)	Jul	291,957	48,784	165,089	220,106	725,936
Aug	10,002	(6,312)	(13,956)	715,670	(17.0%)	23.1%	14,722	(12,720)	2,002	Aug	283,235	47,374	163,679	221,382	715,670

YTD 2010	$105,891	($37,775)	($107,718)	$715,670	(7.9%)	21.4%	$70,227	($79,750)	($9,523)	YTD 2010	$283,235	$47,374	$163,679	$221,382	$715,670

Please see Endnotes on page 5.

TABLE 4 - GUARANTEED PCs, STRUCTURED SECURITIES ISSUED, AND OTHER MORTGAGE GUARANTEES [1,9]							TABLE 5 - OTHER DEBT ACTIVITIES [12]

								Original Maturity < 1 Year	Original Maturity > 1 Year

	Issuances	Liquidations [10]	Net Increase/ (Decrease)	Ending Balance [11]	Annualized Growth Rate	Annualized Liquidation Rate		Ending Balance	Issuances	Maturities and Redemptions	Repurchases	Foreign Exchange Translation	Ending Balance	Total Debt Outstanding

Aug 2009	$47,458	($37,306)	$10,152	$1,858,075	6.6%	24.2%	Aug 2009	$253,813	$23,353	($6,588)	($2,026)	$68	$600,461	$854,274
Sep	31,839	(27,893)	3,946	1,862,021	2.5%	18.0%	Sep	241,527	12,570	(25,730)	(2,776)	105	584,630	826,157
Oct	27,469	(25,694)	1,775	1,863,796	1.1%	16.6%	Oct	235,875	14,650	(18,005)	(3,109)	54	578,220	814,095
Nov	25,984	(28,973)	(2,989)	1,860,807	(1.9%)	18.7%	Nov	231,082	19,774	(19,709)	(250)	102	578,137	809,219
Dec	39,994	(30,919)	9,075	1,869,882	5.9%	19.9%	Dec	238,293	20,486	(21,429)	(10,152)	(262)	566,780	805,073

Full-Year 2009	475,412	(432,768)	42,644	1,869,882	2.3%	23.7%	Full-Year 2009	238,293	348,679	(276,774)	(44,708)	209	566,780	805,073

Jan 2010	36,163	(35,440)	723	1,870,605	0.5%	22.7%	Jan 2010	234,639	28,021	(11,158)	(500)	(177)	582,966	817,605
Feb	29,522	(28,924)	598	1,871,203	0.4%	18.6%	Feb	241,312	32,615	(30,664)	(70)	(98)	584,749	826,061
Mar [4]	31,011	(96,240)	(65,229)	1,805,974	(41.8%)	61.7%	Mar	238,249	40,827	(32,357)	—	(45)	593,174	831,423
Apr	25,089	(35,019)	(9,930)	1,796,044	(6.6%)	23.3%	Apr	227,988	25,633	(32,224)	(1,255)	(92)	585,236	813,224
May	24,444	(32,287)	(7,843)	1,788,201	(5.2%)	21.6%	May	209,790	25,913	(21,851)	(3,056)	(369)	585,873	795,663
Jun	29,226	(30,093)	(867)	1,787,334	(0.6%)	20.2%	Jun	218,198	42,387	(42,099)	(500)	(31)	585,630	803,828
Jul	26,634	(33,233)	(6,599)	1,780,735	(4.4%)	22.3%	Jul	205,213	27,636	(45,457)	—	292	568,101	773,314
Aug	28,489	(36,513)	(8,024)	1,772,711	(5.4%)	24.6%	Aug	205,557	25,012	(36,311)	—	(119)	556,683	762,240

YTD 2010	$230,578	($327,749)	($97,171)	$1,772,711	(7.8%)	26.3%	YTD 2010	$205,557	$248,044	($252,121)	($5,381)	($639)	$556,683	$762,240

TABLE 6 - DELINQUENCIES - TOTAL [13]					TABLE 7 - OTHER INVESTMENTS [14]		TABLE 8 - INTEREST-RATE RISK SENSITIVITY DISCLOSURES [15]

	Single-Family			Multifamily				Portfolio Market Value- Level (PMVS-L) (50bp) (dollars in millions)		Portfolio Market Value- Yield Curve (PMVS-YC) (25bp) (dollars in millions)		Duration Gap (Rounded to Nearest Month)

	Non-Credit Enhanced	Credit Enhanced	Total	Total		Ending Balance		Monthly Average	Quarterly Average	Monthly Average	Quarterly Average	Monthly Average	Quarterly Average

Aug 2009	2.43%	7.08%	3.24%	0.12%	Aug 2009	$117,724	Aug 2009	$549	—	$105	—	0	—
Sep	2.58%	7.47%	3.43%	0.15%	Sep	83,696	Sep	566	557	91	95	0	0
Oct	2.75%	7.93%	3.65%	0.18%	Oct	86,138	Oct	472	—	19	—	0	—
Nov	2.90%	8.35%	3.83%	0.19%	Nov	84,821	Nov	452	—	21	—	0	—
Dec	3.02%	8.68%	3.98%	0.20%	Dec	90,954	Dec	469	465	28	23	0	0

					Full-Year 2009	90,954	Full-Year 2009	476	—	74	—	0	—

Jan 2010	3.15%	9.05%	4.15%	0.22%	Jan 2010	111,444	Jan 2010	435	—	18	—	0	—
Feb	3.20%	9.12%	4.20%	0.26%	Feb	129,127	Feb	474	—	15	—	0	—
Mar	3.18%	8.87%	4.13%	0.25%	Mar	105,262	Mar	513	476	22	19	0	0
Apr	3.15%	8.68%	4.06%	0.25%	Apr	85,698	Apr	391	—	20	—	0	—
May	3.15%	8.69%	4.06%	0.32%	May	77,184	May	455	—	28	—	0	—
Jun	3.08%	8.50%	3.96%	0.28%	Jun	107,467	Jun	397	413	20	23	0	0
Jul	3.03%	8.33%	3.89%	0.30%	Jul	91,349	Jul	116	—	31	—	0	—
Aug	2.99%	8.17%	3.83%	0.32%	Aug	90,592	Aug	57	—	27	—	0	—

					YTD 2010	$90,592	YTD 2010	$352	—	$23	—	0	—

Please see Endnotes on page 5.

TABLE 9 - SINGLE-FAMILY LOANS THREE MONTHLY PAYMENTS PAST DUE - LOANS IN PC TRUSTS, BY LOAN ORIGINATION YEAR [16]

	As of August 31, 2010 (Unpaid Principal Balances, or UPB, in millions)
	4.0% PC Coupon-Delinquency [17]			4.5% PC Coupon-Delinquency			5.0% PC Coupon-Delinquency			5.5% PC Coupon-Delinquency			6.0% PC Coupon-Delinquency			6.5% PC Coupon-Delinquency			7.0% PC Coupon and over-Delinquency			Total
	UPB [18]	Percent	# of Loans	UPB [18]	Percent	# of Loans	UPB [18]	Percent	# of Loans	UPB [18]	Percent	# of Loans	UPB [18]	Percent	# of Loans	UPB [18]	Percent	# of Loans	UPB [18]	Percent	# of Loans	UPB [18]	Percent	# of Loans

Fixed-rate
30 year maturity—
Loan origination year:
2010	$0	0.00%	0	$3	0.00%	12	$13	0.03%	58	$2	0.10%	13	$0	0.00%	0	$0	0.00%	0	N/A	N/A	N/A	$18	0.02%	83
2009	11	0.02%	41	75	0.03%	322	55	0.07%	258	14	0.16%	70	3	0.17%	14	0	0.26%	2	$0	0.00%	0	158	0.04%	707
2008	2	0.10%	7	14	0.14%	54	164	0.32%	664	288	0.49%	1,264	215	0.67%	1,057	71	0.79%	386	20	1.25%	139	774	0.49%	3,571
2007	0	0.74%	1	4	0.35%	18	111	0.66%	451	457	0.76%	2,096	629	0.96%	3,406	262	1.32%	1,685	54	2.04%	414	1,517	0.95%	8,071
2006	0	2.20%	2	2	0.26%	8	50	0.55%	224	268	0.69%	1,236	481	0.82%	2,569	149	0.98%	936	19	1.28%	139	969	0.80%	5,114
2005	0	0.27%	2	27	0.23%	125	264	0.41%	1,340	286	0.51%	1,659	110	0.75%	725	13	1.08%	110	2	1.20%	14	702	0.49%	3,975
2004 and Prior	1	0.09%	3	21	0.14%	128	187	0.21%	1,201	288	0.30%	2,101	116	0.34%	1,072	72	0.37%	782	54	0.43%	875	739	0.29%	6,162
15 year maturity—
Loan origination year:
2010	1	0.00%	5	0	0.01%	4	0	0.10%	1	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1	0.01%	10
2009	3	0.01%	15	2	0.01%	16	1	0.04%	3	0	0.40%	2	0	0.00%	0	N/A	N/A	N/A	N/A	N/A	N/A	6	0.01%	36
2008	0	0.07%	2	7	0.12%	45	7	0.12%	58	4	0.19%	37	2	0.29%	18	1	0.51%	2	0	0.00%	0	21	0.14%	162
2007	0	0.00%	0	1	0.15%	7	6	0.18%	36	10	0.24%	74	5	0.26%	42	1	0.87%	14	0	2.68%	4	23	0.24%	177
2006	0	0.80%	1	0	0.09%	2	2	0.12%	14	10	0.25%	86	8	0.33%	80	1	0.42%	11	0	0.00%	0	21	0.26%	194
2005	1	0.06%	5	5	0.10%	43	14	0.16%	133	7	0.22%	68	1	0.69%	18	0	3.23%	5	0	0.00%	0	28	0.16%	272
2004 and Prior	10	0.06%	124	31	0.06%	381	30	0.08%	411	12	0.10%	190	5	0.10%	123	3	0.15%	81	2	0.24%	79	93	0.08%	1,389
Initial Interest—
Loan origination year:
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0	0.00%	0	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0	0.00%	—
2008	N/A	N/A	N/A	0	2.00%	1	1	0.48%	3	8	0.73%	25	11	1.34%	38	1	0.96%	6	0	3.13%	1	21	0.98%	74
2007	0	9.09%	1	0	0.00%	0	3	0.61%	8	57	1.22%	200	137	1.47%	515	33	1.82%	133	2	2.63%	15	232	1.44%	872
2006	N/A	N/A	N/A	0	0.00%	0	0	0.35%	1	18	1.64%	64	36	1.58%	137	12	2.19%	52	2	3.26%	10	68	1.69%	264
2005	N/A	N/A	N/A	0	0.00%	0	0	0.33%	1	5	1.07%	19	9	1.79%	36	0	0.00%	0	0	4.35%	1	14	1.31%	57
2004 and Prior	N/A	N/A	N/A	0	0.00%	0	0	0.00%	0	0	1.74%	2	0	0.00%	0	N/A	N/A	N/A	N/A	N/A	N/A	0	1.14%	2

Combined	$29	0.02%	209	$192	0.05%	1,166	$908	0.20%	4,865	$1,734	0.44%	9,206	$1,768	0.67%	9,850	$619	0.74%	4,205	$155	0.60%	1,691	$5,405	0.31%	31,192

Adjustable-rate (ARM) [19]
Fully amortizing—
Loan origination year:
2010	$0	0.00%	0	$0	0.00%	0	$0	0.00%	0	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$0	0.00%	0
2009	1	0.20%	3	0	0.00%	0	0	0.00%	0	$0	0.00%	0	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1	0.13%	3
2008	0	2.25%	2	5	0.48%	18	8	0.45%	32	3	0.57%	12	$0	1.43%	1	$0	0.00%	0	$0	0.00%	0	16	0.49%	65
2007	0	0.00%	0	1	1.24%	3	1	0.75%	4	10	1.10%	47	23	1.91%	102	4	2.70%	21	1	4.13%	5	40	1.61%	182
2006	0	0.00%	0	2	1.34%	7	2	0.68%	7	21	0.70%	88	27	1.31%	122	7	2.11%	38	2	3.60%	8	61	1.06%	270
2005	1	0.78%	8	5	0.52%	28	22	0.55%	112	9	0.76%	45	2	2.17%	10	1	6.12%	3	0	0.00%	0	40	0.62%	206
2004 and Prior	2	0.20%	11	5	0.22%	33	8	0.32%	53	0	0.12%	3	0	0.49%	6	0	0.59%	3	0	0.32%	1	15	0.26%	110
Initial Interest:
Loan origination year:
2010	0	0.00%	0	0	0.00%	0	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0	0.00%	0
2009	0	0.00%	0	0	0.00%	0	0	0.00%	0	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0	0.00%	0
2008	N/A	N/A	N/A	14	1.09%	45	41	0.76%	128	11	0.60%	40	0	1.41%	1	0	0.00%	0	0	0.00%	0	66	0.77%	214
2007	0	1.92%	1	1	0.54%	2	15	2.08%	54	192	1.78%	680	159	2.04%	575	15	3.80%	59	2	4.08%	12	384	1.94%	1,383
2006	1	3.77%	2	2	2.07%	10	14	1.41%	48	120	1.50%	440	200	1.86%	756	36	2.30%	161	6	2.19%	23	379	1.76%	1,440
2005	8	0.96%	30	13	1.06%	54	47	1.07%	182	44	1.56%	182	11	2.34%	55	0	1.43%	2	0	1.68%	2	123	1.29%	507
2004 and Prior	0	0.00%	0	0	0.27%	1	1	1.00%	4	0	0.00%	0	0	0.00%	0	0	0.00%	0	N/A	N/A	N/A	1	0.47%	5

Combined	$13	0.44%	57	$48	0.55%	201	$159	0.72%	624	$410	1.36%	1,537	$422	1.86%	1,628	$63	2.43%	287	$11	2.40%	51	$1,126	1.25%	4,385

Please see Endnotes on page 5.

TABLE 10 - SINGLE-FAMILY LOANS FOUR MONTHLY PAYMENTS OR MORE PAST DUE - LOANS IN PC TRUSTS, BY LOAN ORIGINATION YEAR [16]

	As of August 31, 2010 (Unpaid Principal Balances, or UPB, in millions)
	4.0% PC Coupon-Delinquency [17]			4.5% PC Coupon-Delinquency			5.0% PC Coupon-Delinquency			5.5% PC Coupon-Delinquency			6.0% PC Coupon-Delinquency			6.5% PC Coupon-Delinquency			7.0% PC Coupon and over-Delinquency			Total
	UPB [18]	Percent	# of Loans	UPB [18]	Percent	# of Loans	UPB [18]	Percent	# of Loans	UPB [18]	Percent	# of Loans	UPB [18]	Percent	# of Loans	UPB [18]	Percent	# of Loans	UPB [18]	Percent	# of Loans	UPB [18]	Percent	# of Loans

Fixed-rate
30 year maturity—
Loan origination year:
2010	$0	0.00%	0	$1	0.00%	3	$5	0.01%	26	$1	0.04%	5	$0	0.00%	0	$0	0.00%	0	N/A	N/A	N/A	$7	0.01%	34
2009	5	0.01%	20	38	0.02%	169	39	0.05%	183	8	0.10%	44	5	0.34%	27	0	0.26%	2	$0	0.00%	0	95	0.03%	445
2008	0	0.01%	1	6	0.06%	25	110	0.21%	438	182	0.31%	791	147	0.44%	705	50	0.56%	274	15	0.91%	101	510	0.32%	2,335
2007	0	0.74%	1	2	0.18%	9	67	0.41%	279	263	0.44%	1,213	418	0.63%	2,231	164	0.83%	1,061	31	1.12%	228	945	0.59%	5,022
2006	0	0.00%	0	2	0.23%	7	33	0.36%	147	180	0.46%	818	314	0.53%	1,650	100	0.67%	636	11	0.82%	89	640	0.52%	3,347
2005	0	0.27%	2	17	0.15%	83	175	0.27%	897	189	0.34%	1,100	76	0.51%	492	7	0.60%	61	1	0.60%	7	465	0.33%	2,642
2004 and Prior	0	0.03%	1	12	0.07%	69	113	0.12%	716	173	0.18%	1,241	71	0.21%	664	42	0.22%	474	28	0.20%	407	439	0.17%	3,572
15 year maturity—
Loan origination year:
2010	0	0.00%	0	1	0.01%	4	0	0.00%	0	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1	0.00%	4
2009	1	0.00%	7	1	0.01%	9	0	0.03%	2	0	0.20%	1	0	0.00%	0	N/A	N/A	N/A	N/A	N/A	N/A	2	0.01%	19
2008	0	0.00%	0	2	0.04%	16	5	0.07%	35	3	0.09%	18	1	0.13%	8	0	0.51%	2	0	0.00%	0	11	0.07%	79
2007	0	0.53%	1	1	0.13%	6	4	0.12%	24	6	0.14%	44	3	0.24%	38	1	0.62%	10	0	0.00%	0	15	0.17%	123
2006	0	0.00%	0	0	0.09%	2	2	0.13%	16	6	0.12%	43	5	0.19%	46	1	0.30%	8	0	0.00%	0	14	0.15%	115
2005	1	0.13%	11	2	0.06%	25	9	0.10%	78	2	0.11%	33	0	0.15%	4	0	0.00%	0	0	0.00%	0	14	0.09%	151
2004 and Prior	4	0.03%	50	21	0.04%	238	17	0.05%	234	8	0.07%	133	3	0.06%	70	1	0.08%	42	1	0.11%	37	55	0.05%	804
Initial Interest—
Loan origination year:
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0	0.00%	0	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0	0.00%	0
2008	N/A	N/A	N/A	0	0.00%	0	1	0.32%	2	10	0.93%	32	7	0.85%	24	2	1.13%	7	0	0.00%	0	20	0.86%	65
2007	0	0.00%	0	0	0.00%	0	1	0.30%	4	43	0.92%	151	109	1.12%	394	31	1.75%	128	2	1.40%	8	186	1.13%	685
2006	N/A	N/A	N/A	0	0.00%	0	1	1.04%	3	10	0.95%	37	27	1.22%	106	8	1.39%	33	1	1.63%	5	47	1.18%	184
2005	N/A	N/A	N/A	0	0.00%	0	0	0.33%	1	3	0.62%	11	3	0.80%	16	0	0.41%	1	0	0.00%	0	6	0.66%	29
2004 and Prior	N/A	N/A	N/A	0	0.00%	0	0	0.00%	0	0	0.00%	0	0	0.00%	0	N/A	N/A	N/A	N/A	N/A	N/A	0	0.00%	0

Combined	$11	0.01%	94	$106	0.03%	665	$582	0.12%	3,085	$1,087	0.27%	5,715	$1,189	0.44%	6,475	$407	0.48%	2,739	$90	0.31%	882	$3,472	0.20%	19,655

Adjustable-rate (ARM) [19]
Fully amortizing—
Loan origination year:
2010	$0	0.00%	0	$0	0.00%	0	$0	0.00%	0	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$0	0.00%	0
2009	0	0.13%	2	0	0.12%	1	0	0.00%	0	$0	0.00%	0	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0	0.13%	3
2008	0	0.00%	0	3	0.29%	11	7	0.34%	24	3	0.52%	11	$0	0.00%	0	$0	0.00%	0	$0	0.00%	0	13	0.35%	46
2007	0	0.00%	0	0	0.41%	1	1	0.57%	3	8	0.77%	33	16	1.36%	73	2	1.03%	8	0	0.83%	1	27	1.05%	119
2006	0	1.23%	1	0	0.38%	2	1	0.59%	6	19	0.66%	83	15	0.82%	76	5	1.61%	29	0	1.35%	3	40	0.79%	200
2005	1	0.49%	5	4	0.39%	21	12	0.33%	68	6	0.47%	28	1	0.87%	4	0	0.00%	0	0	0.00%	0	24	0.38%	126
2004 and Prior	2	0.25%	14	4	0.19%	28	4	0.17%	29	0	0.04%	1	0	0.16%	2	0	0.00%	0	0	0.00%	0	10	0.18%	74
Initial Interest:
Loan origination year:
2010	0	0.00%	0	0	0.00%	0	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0	0.00%	0
2009	0	0.00%	0	0	0.00%	0	0	0.00%	0	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0	0.00%	0
2008	N/A	N/A	N/A	6	0.51%	21	31	0.62%	105	13	0.60%	40	0	0.00%	0	0	0.00%	0	0	0.00%	0	50	0.60%	166
2007	0	1.92%	1	0	0.54%	2	9	1.31%	34	147	1.40%	536	125	1.66%	466	9	2.25%	35	2	2.38%	7	292	1.52%	1,081
2006	0	1.89%	1	2	1.45%	7	10	1.00%	34	93	1.19%	349	140	1.28%	523	38	2.33%	163	3	1.24%	13	286	1.33%	1,090
2005	6	0.74%	23	6	0.63%	32	32	0.78%	132	29	1.07%	125	8	1.41%	33	0	0.71%	1	1	3.36%	4	82	0.89%	350
2004 and Prior	0	0.00%	0	1	0.80%	3	0	0.00%	0	0	1.29%	2	0	5.00%	1	0	0.00%	0	N/A	N/A	N/A	1	0.56%	6

Combined	$9	0.36%	47	$26	0.35%	129	$107	0.50%	435	$318	1.06%	1,208	$305	1.34%	1,178	$54	1.99%	236	$6	1.32%	28	$825	0.93%	3,261

Please see Endnotes on page 5.

ENDNOTES

(1)	The activity and balances set forth in these tables represent unpaid principal balances, and exclude mortgage loans and mortgage-related securities traded, but not yet settled. For PCs and Structured Securities, the balance reflects security balances based on the monthly PC factor report. Effective January 1, 2010, we adopted amendments to the accounting standards for transfers of financial assets and consolidation of VIEs, which resulted in significant changes to our financial statements. However, we continue to present information in this monthly volume summary on the same basis as prior to January 1, 2010.
(2)	Total mortgage portfolio (Table 1) is defined as guaranteed PCs, Structured Securities issued, and other mortgage guarantees (Table 4) plus the sum of mortgage loans (Table 3) and non-Freddie Mac mortgage-related securities (agency and non-agency) (Table 3).
(3)	Includes sales of non-Freddie Mac mortgage-related securities and multifamily mortgage loans from our mortgage-related investments portfolio.
(4)	On February 10, 2010, we announced that we would begin purchasing substantially all 120 days or more delinquent mortgages from our related fixed-rate and adjustable-rate (ARM) PCs. The purchases of these loans from related PCs were reflected in the PC factor report published on March 4, 2010, and the corresponding principal payments were passed through to fixed-rate and ARM PC holders on March 15 (45-day remittance cycle) and on April 15, 2010 (75-day remittance cycle), respectively. As a result, our total guaranteed PCs and Structured Securities issued (Table 4) include liquidations of approximately $73 billion in March. Liquidations of our total mortgage portfolio (Table 1) do not include these liquidations since the activity represents mortgage loans purchased from PCs.
In April 2010, sales and other activity in Table 1 include the amounts for approximately $18 billion of March mortgage loan purchases related to the (75-day) remittance cycle (where timing differences resulted in a reduction of the PC balance in March without a corresponding increase in the mortgage loan balance). Had these mortgage loan purchases related to the 75-day remittance cycle been reflected in March (similar to the 45-day remittance cycle), the March 2010 total mortgage portfolio’s ending balance and annualized growth rate (Table 1) would have been $2,243,813 million and 0.7%, respectively.
(5)	Includes purchases of PCs and Structured Securities into the mortgage-related investments portfolio that totaled $3,693 million (based on unpaid principal balance) during August 2010. Purchases during 2010 include net additions for delinquent mortgage loans and balloon/reset mortgages purchased out of PC pools. We report net additions for delinquent mortgage loans and balloon/reset mortgages purchased out of PC pools as sales, net of other activity in 2009.
See Endnote 4. In April 2010, purchases in Table 2 include approximately $18 billion of mortgage loan purchases related to the March (75-day) remittance cycle.
(6)	Mortgage purchase agreements reflect trades entered into during the month and include: (a) monthly commitments to purchase mortgage-related securities for our mortgage-related investments portfolio, and (b) the amount of monthly mortgage loan purchase agreements entered into during the month. Substantially all of these commitments are settled by delivery of a mortgage-related security or mortgage loan; the rest are net settled for cash. Our purchase commitments may settle during the same month in which we have entered into the related commitment.
(7)	Mortgage sale agreements reflect trades entered into during the month and include: (a) monthly commitments to sell mortgage-related securities from our mortgage-related investments portfolio, and (b) the amount of monthly mortgage loan sale agreements entered into during the month. Substantially all of these commitments are settled by delivery of a mortgage-related security or mortgage loan; the rest are net settled for cash. Our sales commitments may settle during the same month in which we have entered into the related commitment.
(8)	As of August 31, 2010, we had net unsettled purchase (sale) agreements of approximately $5,403 million. The ending balance of our mortgage-related investments portfolio as of August 31, 2010, after giving effect to these unsettled agreements and assuming we did not enter into any other purchase (sale) agreements after August 31, 2010 would have been $721.1 billion.
(9)	Includes PCs, Structured Securities and other mortgage guarantees, which consist of tax-exempt multifamily housing revenue bonds, HFA bonds, and credit-related commitments with respect to single-family mortgage loans. Excludes Structured Securities for which we have resecuritized our PCs and Structured Securities. Notional balances of interest-only strips are excluded because this table is based on unpaid principal balance.
(10)	Represents principal repayments relating to PCs, Structured Securities and other mortgage guarantees. Also includes our purchases of delinquent mortgage loans and balloon/reset mortgage loans out of PC pools.
(11)	The ending balance of Guaranteed PCs, Structured Securities Issued, and Other Mortgage Guarantees (Table 4) differs from the balance of Total PCs and Structured Securities in our quarterly report on Form 10-Q dated August 9, 2010 because Table 4 excludes unguaranteed tranches of securities issued by Freddie Mac and includes other mortgage guarantees described in Endnote 9.
(12)	Represents the combined balance and activity of our other debt, including securities sold under agreements to repurchase and federal funds purchased, based on the par values of these liabilities.
(13)	Single-family delinquencies are based on the number of loans that are three monthly payments or more past due or in foreclosure as of period end while multifamily delinquencies are based on the UPB of mortgages two monthly payments or more past due or in foreclosure as of period end. Delinquency rates presented in Table 6 include mortgage loans underlying Structured Transactions, but exclude Structured Securities backed by either HFA bonds or Ginnie Mae Certificates as well as mortgage loans whose contractual terms have been modified under an agreement with the borrower as long as the borrower is less than three monthly payments (single-family) or two monthly payments (multifamily) past due under the modified contractual terms. Since we include loans in the HAMP trial period as delinquent in our statistical reporting, this results in a temporary rise in our delinquency rate until the modifications become effective and are removed from delinquent status. The volume of effective modifications impacts our reported delinquency rate. See Tables 9 and 10 for more information about single-family delinquencies.
(14)	Other Investments exclude amounts related to consolidated variable-interest entities. The balance includes cash and cash equivalents, federal funds sold and securities purchased under agreements to resell, and non-mortgage-related securities. Investments in non-mortgage-related securities are presented at fair value.
(15)	Our primary interest-rate risk measures are PMVS and duration gap. These measures include the impact of our purchases and sales of derivative instruments, which we use to limit our exposure to changes in interest rates. Our PMVS measures are estimates of the amount of average potential pre-tax loss in the market value of our net assets due to parallel (PMVS-L) and non-parallel (PMVS-YC) movements in London Interbank Offered Rates (LIBOR). While we believe that our PMVS and duration gap metrics are useful risk management tools, they should be understood as estimates rather than precise measurements. Methodologies employed to calculate interest-rate risk sensitivity disclosures are periodically changed on a prospective basis to reflect improvements in the underlying estimation processes.
(16)	Excludes loans underlying fixed-rate 20-year, fixed-rate 40-year and balloon PCs, as well as certain conforming jumbo loans underlying non-TBA PCs. As of August 31, 2010, the outstanding UPB of mortgage loans in the categories that were three monthly payments past due was $144 million and that were four or more monthly payments past due was $84 million. An “N/A” indicates there were no PCs issued in the specified PC category or loan origination year. Table 10 excludes loans greater than four monthly payments past due used to establish the August PC factor report, for which PC investors will receive principal payments at the scheduled payment date (45 or 75 day delay, as appropriate).
(17)	Loans in PCs with coupons less than 4.0% have been excluded. As of August 31, 2010, the outstanding UPB of mortgage loans that were three monthly payments and four or more monthly payments past due for this category was $187 million and $1,307 million, respectively.
(18)	Represents loan-level UPB. The loan-level UPB may vary from the fixed-rate PC UPB primarily due to guaranteed principal payments made by Freddie Mac on the PCs. In the case of fixed-rate initial interest PCs, if they have not begun to amortize, there is no variance.
(19)	ARM PC coupons are rounded to the nearest whole or half-percent coupon. For example, the 5.0% PC Coupon category includes ARM PCs with coupons between 4.75% and 5.24%.

A glossary of selected Monthly Volume Summary terms is available on the Investor Relations page of our website, www.FreddieMac.com/investors.
The Monthly Volume Summary includes volume and statistical data pertaining to our portfolios. Inquiries should be addressed to our Investor Relations Department, which can be reached by calling (703) 903-3883 or writing to:
8200 Jones Branch Drive, Mail Stop 486,
McLean, VA 22102-3110
or sending an email to shareholder@freddiemac.com.